                                                                    EXHIBIT 20.2




                        WFS FINANCIAL 2004-4 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004




COLLECTIONS
                                                                                                                   DOLLARS
Payments received                                                                                                   56,140,246.67
                 Plus / (Less):
                                 Net Servicer Advances                                                                 802,884.85
                                 Investment Earnings on funds in the
                                    Collection Account                                                                  41,329.09
                                                                                                                ------------------
Net Collections                                                                                                     56,984,460.61
                 Plus / (Less):
                                 Funds in Spread Account                                                            14,021,074.78

                                                                                                                ------------------
Total Available Funds                                                                                               71,005,535.39
                                                                                                                ==================


DISTRIBUTIONS


                 Servicing Fee                                                                     1,647,331.00
                 Trustee and Other Fees                                                                    0.00
                                                                                                ----------------

Total Fee Distribution                                                                                               1,647,331.00

                 Note Interest Distribution Amount - Class A-1                       716,231.39
                 Note Interest Distribution Amount - Class A-2                     1,276,041.67
                 Note Interest Distribution Amount - Class A-3                     1,415,582.78
                 Note Interest Distribution Amount - Class A-4                     1,090,957.78
                                                                                ----------------
                                                                                   4,498,813.62

                 Note Principal Distribution Amount - Class A-1                   50,629,281.30
                 Note Principal Distribution Amount - Class A-2                           (0.00)
                 Note Principal Distribution Amount - Class A-3                            0.00
                 Note Principal Distribution Amount - Class A-4                            0.00
                                                                                ----------------
                                                                                  50,629,281.30
Total Class A Interest and Principal Distribution                                                                   55,128,094.92

                 Note Interest Distribution Amount - Class B-1                       223,664.58
                 Note Principal Distribution Amount - Class B-1                            0.00
                                                                                ----------------

Total Class B Interest and Principal Distribution                                                                      223,664.58

                 Note Interest Distribution Amount - Class C-1                       244,673.33
                 Note Principal Distribution Amount - Class C-1                            0.00
                                                                                ----------------

Total Class C Interest and Principal Distribution                                                                      244,673.33

                 Note Interest Distribution Amount - Class D-1                       221,711.39
                 Note Principal Distribution Amount - Class D-1                            0.00
                                                                                ----------------

Total Class D Interest and Principal Distribution                                                                      221,711.39

                 Spread Account Deposit                                                                             13,540,060.17
                                                                                                                ------------------


Total Distributions                                                                                                 71,005,535.39
                                                                                                                ==================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004



PORTFOLIO DATA:
                                                                            # of loans
      Beginning Aggregate Principal Balance                                          85,637                     1,400,000,000.00

          Less:                  Principal Payments                                             (21,247,832.51)
                                 Full Prepayments                                    (1,728)    (24,093,474.75)
                                 Partial Prepayments                                      -                  -
                                 Liquidations                                           (51)       (652,676.01)
                                                                                               ----------------
                                                                                                                  (45,993,983.27)
                                                                                                               ------------------
      Ending Aggregate Principal Balance                                             83,858                     1,354,006,016.73
                                                                                                               ==================

Ending Outstanding Principal Balance of Notes                                                                   1,307,370,718.70
Overcollateralization Amount                                                                                       46,635,298.03
Overcollateralization Level                                                                                                3.44%

OTHER RELATED INFORMATION:

Spread Account:

                 Beginning Balance                                                               14,000,000.00
                       Investment earnings on funds in spread account                                21,074.78
                       Less: Funds included in Total Available Funds                            (14,021,074.78)
                       Deposits                                                                  13,540,060.17
                       Reductions                                                                            -
                                                                                               ----------------
                 Ending Balance                                                                                    13,540,060.17

                 Beginning Initial Deposit                                                       14,000,000.00
                       Repayments                                                                            -
                                                                                               ----------------
                 Ending Initial Deposit                                                                            14,000,000.00


Servicer Advances:
                 Beginning Unreimbursed Advances                                                             -
                 Net Advances                                                                       802,884.85
                                                                                               ----------------
                                                                                                                      802,884.85

Net Charge-Off Data:
                 Charge-Offs                                                                         73,169.28
                 Recoveries                                                                          (9,352.50)
                                                                                               ----------------
                 Net Charge-Offs                                                                                       63,816.78

Delinquencies (P&I):                                                        # of loans
                 30-59 Days                                                             609       6,782,801.33
                 60-89 Days                                                              12         129,633.56
                 90-119 Days                                                              0                  -
                 120 days and over                                                        0                  -

Repossessions                                                                             3          28,970.00

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
   9.01 of the Sale and Servicing Agreement)                                              -                                    -

Cumulative Charge-Off Percentage                                                                                           0.00%

WAC                                                                                                                     11.1914%
WAM                                                                                                                       62.155

                        WFS FINANCIAL 2004-4 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004




============================================================================================================
                                BEGINNING       NOTE MONTHLY                   TOTAL
                ORIGINAL       OUTSTANDING       PRINCIPAL       PRIOR        PRINCIPAL         PRINCIPAL
               PRINCIPAL        PRINCIPAL      DISTRIBUTABLE   PRINCIPAL    DISTRIBUTABLE     DISTRIBUTION
CLASSES         BALANCE          BALANCE           AMOUNT      CARRYOVER       AMOUNT            AMOUNT
============================================================================================================
A-1        247,000,000.00    247,000,000.00    50,629,281.30      0.00      50,629,281.30     50,629,281.30


A-2        375,000,000.00    375,000,000.00            (0.00)     0.00              (0.00)            (0.00)


A-3        349,000,000.00    349,000,000.00             0.00      0.00               0.00              0.00


A-4        233,000,000.00    233,000,000.00             0.00      0.00               0.00              0.00


B-1         52,500,000.00     52,500,000.00             0.00      0.00               0.00              0.00


C-1         56,000,000.00     56,000,000.00             0.00      0.00               0.00              0.00


D-1         45,500,000.00     45,500,000.00             0.00      0.00               0.00              0.00
============================================================================================================
TOTAL    1,358,000,000.00   1,358,000,000.00   50,629,281.30      0.00      50,629,281.30     50,629,281.30
============================================================================================================




=========================================================
                           REMAINING           TOTAL
              CURRENT     OUTSTANDING        PRINCIPAL
             PRINCIPAL     PRINCIPAL        AND INTEREST
CLASSES      CARRYOVER      BALANCE         DISTRIBUTION
=========================================================
A-1             0.00     196,370,718.70    51,345,512.69


A-2             0.00     375,000,000.00     1,276,041.67


A-3             0.00     349,000,000.00     1,415,582.78


A-4             0.00     233,000,000.00     1,090,957.78


B-1             0.00      52,500,000.00       223,664.58


C-1             0.00      56,000,000.00       244,673.33


D-1             0.00      45,500,000.00       221,711.39
=========================================================
TOTAL           0.00   1,307,370,718.70   55,818,144.22
=========================================================



=============================================================================================================================
                       NOTE MONTHLY                    TOTAL
                         INTEREST         PRIOR       INTEREST         INTEREST         CURRENT       DEFICIENCY      POLICY
NOTE     INTEREST      DISTRIBUTABLE    INTEREST     DISTRIBUTABLE   DISTRIBUTION       INTEREST        CLAIM         CLAIM
CLASSES    RATE           AMOUNT        CARRYOVER      AMOUNT           AMOUNT          CARRYOVER       AMOUNT        AMOUNT
=============================================================================================================================
A-1      2.08780%        716,231.39        0.00      716,231.39        716,231.39          0.00          0.00           0.00

A-2      2.50000%      1,276,041.67        0.00    1,276,041.67      1,276,041.67          0.00          0.00           0.00

A-3      2.98000%      1,415,582.78        0.00    1,415,582.78      1,415,582.78          0.00          0.00           0.00

A-4      3.44000%      1,090,957.78        0.00    1,090,957.78      1,090,957.78          0.00          0.00           0.00

B-1      3.13000%        223,664.58        0.00      223,664.58        223,664.58          0.00          0.00           0.00

C-1      3.21000%        244,673.33        0.00      244,673.33        244,673.33          0.00          0.00           0.00

D-1      3.58000%        221,711.39        0.00      221,711.39        221,711.39          0.00          0.00           0.00
=============================================================================================================================
TOTAL                  5,188,862.92        0.00    5,188,862.92      5,188,862.92          0.00          0.00           0.00
=============================================================================================================================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                              Officer's Certificate
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004




Detailed Reporting

     See Schedule F



WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of November 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated October 01, 2004.








                                              ----------------------------------
                                              Lori Bice
                                              Assistant Vice President
                                              Director Technical Accounting




                                              ----------------------------------
                                              Mark Olson
                                              Vice President
                                              Controller